FIRST AMENDMENT TO EMPLOYMENT AGREEMENT This First Amendment to Employment Agreement (this “Amendment”) is entered into as of June 24, 2021 by and between BlueLinx Corporation (the “Company”) and Dwight Gibson (“Executive”, and collectively with the Company, the “Parties”). WHEREAS, the Company, BlueLinx Holdings Inc., and Executive are parties to that certain Employment Agreement dated as of April 15, 2021 (the “Agreement”) and effective June 7, 2021 (the “Effective Date”); WHEREAS, Section 19 of the Agreement provides that it may be amended by written consent of the Company and Executive; and WHEREAS, the Company and Executive desire to amend the Agreement by updating the Executive’s title with the Company and correcting the vesting date specified for the restricted stock units contemplated by Section 4(d)(i) of the Agreement. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows: 1. Amendment to Agreement. In each place in the Agreement where it appears, the term “Chief Executive Officer” shall be replaced with the term “President and Chief Executive Officer.” 2. Amendment to Section 4(d). Section 4(d)(i) of the Agreement is hereby amended by deleting the reference to “June 1, 2022” in Section 4(d)(i) and replacing it with “June 7, 2022.” 3. No Other Amendments. All terms and provisions of the Agreement not amended hereby shall remain in full force and effect, and from and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained herein. 4. Counterparts. This Amendment may be executed in separate counterparts, each of which is to be deemed to be an original and all of which taken together are to constitute one and the same agreement. [Signatures on following page]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above. BLUELINX CORPORATION By: /s/ Shyam K. Reddy Shyam K. Reddy Chief Administrative Officer EXECUTIVE /s/ Dwight Gibson Dwight Gibson